AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 20, 2007

SECURITIES ACT REGISTRATION NO. [ ]
INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-22101

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.
                                     and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] AMENDMENT NO.

                           HIGHLAND EVENT DRIVEN FUND
       (Exact Name of Registrant as Specified in the Declaration of Trust)
                                 13455 Noel Road
                                    Suite 800
                               Dallas, Texas 75240
                    (Address of Principal Executive Offices)
                                 (877) 665-1287
              (Registrant's Telephone Number, Including Area Code)

                                  JAMES DONDERO
                                 13455 Noel Road
                                    Suite 800
                               Dallas, Texas 75240
                     (Name and Address of Agent for Service)

                                   COPIES TO:

         JENNIFER R. GONZALEZ, ESQ.                        JAMES PLOGH, ESQ.
Kirkpatrick & Lockhart Preston Gates Ellis LLP        Highland Event Driven Fund
              1601 K Street, NW                       13455 Noel Road, Ste. 800
             Washington, DC 20006                        Dallas, Texas 75240

                  Approximate date of proposed public offering:
      AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION
                                   STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [ ]

It is proposed that this filing will become  effective (check  appropriate box):
[ ] when declared effective pursuant to section 8(c).

                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==============================================================================================================================
                                                             PROPOSED MAXIMUM         PROPOSED MAXIMUM           AMOUNT OF
      TITLE OF SECURITIES               AMOUNT BEING             OFFERING                 AGGREGATE             REGISTRATION
       BEING REGISTERED                  REGISTERED           PRICE PER UNIT          OFFERING PRICE(1)             FEE
------------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.001 par value         50,000 shares            $20.00                  $1,000,000               $30.70
==============================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================
The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
================================================================================

                              SUBJECT TO COMPLETION
                      PRELIMINARY PROSPECTUS DATED     , 2007

PROSPECTUS
----------

                                     SHARES
                         HIGHLAND EVENT DRIVEN FUND
                      COMMON SHARES OF BENEFICIAL INTEREST
                                $20.00 PER SHARE

     Highland Event Driven Fund, or the "Fund," is a newly organized, non-diversified, closed-end management investment company, formed as a Delaware statutory trust, registered under the Investment Company Act of 1940. The Fund's investment objective is to achieve total returns in various market conditions without excessive risk of capital. Total returns are defined as returns from both income and gains. The Fund will seek to achieve its objective by investing primarily in debt or equity securities in anticipation of significant events, such as leveraged buyouts, management buyouts, going private transactions, corporate reorganizations involving stubs, spin-offs, liquidations and recapitalizations, and arbitrage transactions, including but not limited to, capital structure arbitrage, pair trades, and merger arbitrage. Highland Capital Management, L.P. serves as investment adviser to the Fund ("Investment Adviser" or "Highland"). An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.

     The Fund expects its common shares to be listed on the New York Stock Exchange ("NYSE") under the symbol "[ ]."

     BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END FUNDS OFTEN TRADE AT A DISCOUNT FROM NET ASSET VALUE AND THIS CREATES A RISK OF LOSS FOR AN INVESTOR PURCHASING SHARES IN AN INITIAL PUBLIC OFFERING.

     INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 18 FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE COMMON SHARES OF THE FUND.

     THE FUND MAY USE LEVERAGE THROUGH BORROWINGS OR OTHER TRANSACTIONS INVOLVING INDEBTEDNESS OR THROUGH THE ISSUANCE OF PREFERRED SHARES. IF LEVERAGE IS USED, THE FUND CURRENTLY EXPECTS TO EMPLOY LEVERAGE THROUGH BORROWINGS AND MAY EMPLOY LEVERAGE IN AN AMOUNT UP TO 33 1/3% OF THE FUND'S TOTAL ASSETS (INCLUDING THE PROCEEDS OF SUCH LEVERAGE). THE FUND MAY VARY ITS USE OF LEVERAGE IN RESPONSE TO CHANGING MARKET CONDITIONS, AND THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS CURRENT INTENTIONS CONCERNING USE OF LEVERAGE. THE FUND MAY SIGNIFICANTLY REDUCE OR CEASE ITS USE OF LEVERAGE FOR A PERIOD OF TIME IF IT BELIEVES THAT THE COSTS OF LEVERAGE EITHER WOULD EXCEED THE RETURN THAT IT ANTICIPATES ON THE SECURITIES PURCHASED WITH THE LEVERAGE PROCEEDS OR WOULD REQUIRE INVESTMENT IN SECURITIES WITH A HIGHER RISK PROFILE THAN IS DESIRABLE. THE FUND WILL NOT USE LEVERAGE IF IT ANTICIPATES THAT A LEVERAGED CAPITAL STRUCTURE WOULD RESULT IN A LOWER RETURN TO SHAREHOLDERS THAN IT COULD OBTAIN OVER TIME WITHOUT LEVERAGE. THE USE OF BORROWING FOR INVESTMENT PURPOSES INCREASES BOTH INVESTMENT OPPORTUNITY AND INVESTMENT RISK. THERE CAN BE NO ASSURANCE THAT A LEVERAGING STRATEGY WILL BE UTILIZED OR WILL BE SUCCESSFUL DURING ANY PERIOD IN WHICH IT IS USED. THE FEE PAID TO HIGHLAND WILL BE CALCULATED ON THE BASIS OF THE FUND'S MANAGED ASSETS, INCLUDING PROCEEDS FROM THE BORROWINGS, SO THE FEES WILL BE HIGHER WHEN LEVERAGE IS UTILIZED. SEE "PROSPECTUS SUMMARY - LEVERAGE."

                                              PER SHARE      TOTAL (1)

         Public Offering Price                 $20 .00       $
             Sales Load(2)                       [   ]       $
    Estimated offering expenses(3)               [   ]       $
 Proceeds, after expenses, to the Fund           [   ]       $


(1) The Fund has granted the Underwriters an option to purchase up to [ ] additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See "Underwriting."

(2) Highland (and not the Fund) will pay a marketing and structuring fee to [ ] calculated, in the aggregate, at [ ]% of the aggregate price to public of the common shares sold by [ ], including over-allotted shares. This fee is not included in the calculation of sales load. See "Underwriting - [ ]."

(3) Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to Highland, will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Highland will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to Highland) to be incurred by the Fund are estimated to be $[_______], assuming the underwriters' over-allotment option is not exercised ($[_______], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. This will include up to $[____] as reimbursement to Nexbank Securities, Inc. ("Nexbank"), an affiliate of the Investment Adviser, for distribution assistance. The marketing and structuring fee referred to in footnote 2 is not reimbursable to Highland, and therefore estimated offering expenses do not include this fee. See "Underwriting."

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


        The common shares will be ready for delivery on or about    , 2007.

[UNDERWRITERS]





                The date of this prospectus is          , 2007.

YOU SHOULD READ THIS PROSPECTUS, WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, BEFORE DECIDING WHETHER TO INVEST IN THE COMMON SHARES, AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED [_____], 2007, CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU CAN REVIEW THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ON PAGE [__] OF THIS
PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, REQUEST THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS, REQUEST INFORMATION ABOUT THE FUND AND MAKE SHAREHOLDER INQUIRIES BY CALLING 1-877-665-1287 OR BY WRITING TO THE FUND AT TWO GALLERIA TOWER, 13455 NOEL ROAD, SUITE 800, DALLAS, TEXAS 75240. YOU MAY ALSO OBTAIN A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION (AND OTHER INFORMATION REGARDING THE FUND) FROM THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. BY CALLING 1-202-942-8090. THE COMMISSION CHARGES A FEE FOR COPIES. THE FUND DOES NOT POST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION ON ITS WEB SITE BECAUSE THE FUND'S COMMON SHARES ARE NOT CONTINUOUSLY OFFERED, WHICH MEANS THE STATEMENT OF ADDITIONAL INFORMATION WILL NOT BE UPDATED AFTER COMPLETION OF THIS OFFERING AND THE INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION WILL BECOME OUTDATED. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS, WHEN PRODUCED, WILL BE

AVAILABLE,     FREE     OF    CHARGE,     AT     THE     FUND'S     WEB     SITE
(HTTP://WWW.HIGHLANDFUNDS.COM). YOU CAN GET THE SAME INFORMATION FREE FROM THE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).

THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE UNDERWRITERS ARE TAKING THE COMMON SHARES ON A FIRM COMMITMENT BASIS. THE UNDERWRITERS MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE COMMON SHARES. SEE "UNDERWRITERS."

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
Prospectus Summary
Summary of Fund Expenses
Use of Proceeds
The Fund
Investment Objective and Policies
Risk Factors and Special Considerations
Management of The Fund
Description of The Shares
Anti-Takeover Provisions of The Fund's Governing Documents
Closed-End Fund Structure
Repurchase of Common Shares
Net Asset Value
Taxation
Custodian, Transfer Agent, and Dividend Disbursing Agent
Underwriting
Legal Matters
Independent Registered Public Accounting Firm
Additional Information
Privacy Principles of The Fund
Special Note Regarding Forward-Looking Statements
Table of Contents of the SAI


       YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS OR OF ANY SALE OF COMMON SHARES. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

     THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND THE SAI.


THE FUND Highland Event Driven Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to Highland Event Driven Fund as the "Fund" or as "we," "us" or "our." See "The Fund."

THE OFFERING        The Fund is offering common shares of beneficial interest at an initial offering price of $20.00 per share through a group of underwriters (the "Underwriters") led by [ ]. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares to cover orders in excess of common shares. The Investment Adviser (together with its affiliates) intends to purchase at least $[ ] of the common shares sold in the offering. The Investment
                    Adviser  has  agreed  to pay the  Fund's  offering  expenses
                    (other than the sales load) that exceed $.04 per common share. See "Underwriting."

INVESTMENT          The Fund's investment  objective is to achieve total returns
OBJECTIVE           in  various  market  conditions  without  excessive  risk of capital.  Total  returns  are a  combination  of income  and gains. To achieve its investment objective,  the Fund, under normal market  conditions,  will invest primarily in debt or equity  securities of companies  (both domestic and foreign)
                    in  anticipation  of significant  events,  such as leveraged buyouts,  management  buyouts,  going private  transactions,
                    corporate   reorganizations   involving  stubs,   spin-offs,
                    liquidations    and    recapitalizations,    and   arbitrage
                    transactions,   including   but  not  limited  to,   capital
                    structure arbitrage,  pair trades, and merger arbitrage. The
                    Fund  may  also  invest  in debt and  equity  securities  of companies  (both domestic and private)  involved in publicly announced  mergers,  takeovers,  tender offers and leveraged
                    buyouts   and,   to   a   lesser   extent,    in   corporate
                    reorganizations involving stubs, spin-offs and liquidations.
                    The key determinants of the profitability of many of these transactions are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short-term interest rates. The Fund's investment objective is not fundamental and may be changed by the Fund.

                    Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Broadly speaking, an investor purchases the stock of a company in the process of being acquired by another company in anticipation of capturing the spread between the current market price and the acquisition price. A "stub" refers to a small stake in a target company division or subsidiary that is not purchased by an acquirer in a merger, takeover or leveraged buyout. The arbitrageur may buy the stub, and if the acquiring company is successful in boosting the target company's appeal, the shares will benefit from a boost in price and the arbitrageur will profit. A spin-off occurs when an independent company is created from an existing part of another company through a distribution of new shares. An arbitrageur may benefit from the share price differential in the same manner as in traditional merger arbitrage if, upon completion of the spin-off, the separate securities trade for more in the aggregate than the former single security. Finally, when a company makes the decision to liquidate, or sell all of its assets, it is often worth more in liquidation than as an ongoing entity. An arbitrageur benefits when the company is able to distribute more than the price at which the stock is trading at the time the arbitrageur acquires its position. In order to minimize market exposure and volatility of such merger arbitrage strategies, the Fund may utilize hedging strategies, such as short selling and the use of options and futures. The Fund may hold a significant portion of its assets in liquid money market securities.

                    As a non-diversified investment company, the Investment Company Act of 1940 (the "1940 Act") does not limit the proportion of the Fund's assets it may invest in securities of a single issuer, however, certain tax diversification requirements will apply at the end of each quarter.

                    The Investment Adviser believes that blending event driven anticipation trades with traditional merger arbitrage for announced deals and strategies that focus on stubs, spin-offs and liquidations will produce attractive total returns relative to conventional equity and/or debt investing. A systematic and disciplined investment program may produce attractive rates of return even in flat or down markets. The Investment Adviser will consider a number of factors in selecting appropriate transactions in which to invest, including, but not limited to, the credibility, strategic motivation, and financial resources of the participants and the liquidity of the securities involved in the transaction.

                    Under normal circumstances, the Fund will invest at least 80% of its total assets in securities or hedging arrangements relating to companies involved in announced or anticipated corporate transactions, reorganizations or recapitalizations giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions, reorganizations or recapitalizations. This policy is not fundamental and may be changed by the Fund. In market cycles with scarce transaction opportunities, the Fund may seek to accomplish its objective of achieving total returns by investing in debt or equity securities for reasons other than an announced or anticipated transaction, reorganization or recapitalization, which may include, but is not limited to, short-term debt securities, structured products, corporate debt of all types and preferred securities and which may make it less likely for the Fund to achieve an attractive rate of return.

                    The Fund may invest without limitation in the securities of foreign and domestic issuers. The Fund's investment strategy is to invest in companies involved in announced or anticipated corporate transactions, reorganizations or recapitalizations. This includes, but is not limited to merger arbitrage transactions. As the dollar volume and range of countries involved in such transactions has increased over the past several years, the Fund expects that its assets may be invested in several countries. To the extent that the majority of the announced or anticipated transactions, reorganizations or recapitalizations driving the Fund's investments are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund's assets may be invested in that particular region. See "Investment Objective and Policies."

LEVERAGE The Fund may employ leverage through the borrowing of money, the issuance of preferred shares of beneficial interest ("Preferred Shares") or a combination of both. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in an amount up to 33 1/3% of the Fund's total assets (including the proceeds of such leverage). The Fund in the future may decide to leverage through the issuance of Preferred Shares. The Fund may borrow from banks and other financial institutions.

                    To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create leverage. The Fund may vary its use of leverage in response to changing market conditions, and there is no guarantee that the Fund will meet its current intentions concerning use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than it could obtain over time without leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk. There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used.

                    The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. When leverage is employed, the net asset value and market price of the shares and the yield to holders of shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest, which is due on the borrowing, will augment the Fund's returns. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case, and distributions on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

                    Because the investment advisory fees paid to Highland are calculated on the basis of the Fund's average daily Managed Assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund's shareholders after taking into account the higher fees and expenses associated with leverage (including higher investment advisory fees).

                    The Fund's leveraging strategy may not be successful. See "Risk Factors and Special Considerations - Leverage Risk."

DISTRIBUTIONS       Commencing  with the Fund's initial  distribution,  the Fund intends to make regular quarterly cash  distributions of all or  substantially  all of  its  investment  company  taxable income to common shareholders. Subject to market conditions, we expect to declare the initial  quarterly  distribution on the Fund's common shares within  approximately 45 days after
                    completion   of  this  offering  and  to  pay  that  initial
                    quarterly distribution approximately 60 to 90 days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income. The Fund may pay capital gain distributions annually, if available.

                    Various factors will affect the level of the Fund's current income and current gains. To permit the Fund to maintain more stable quarterly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant quarter or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund's net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund's Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See "Distributions" and "Dividend Reinvestment Plan."

DIVIDEND            Under the Fund's Dividend  Reinvestment Plan (the "Plan"), a
REINVESTMENT        shareholder whose common shares are registered in his or her
PLAN                own   name   will   have   all   distributions    reinvested
                    automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. See
                    "Dividend Reinvestment Plan."

TAXATION The Fund expects that the taxable distributions paid on the common shares will consist of (i) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain, and income from certain hedging and interest rate transactions; (ii) qualified dividend income (income from domestic and certain foreign corporations); and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). Currently the maximum federal income tax rate for individuals is 15% on qualified dividend income; 15% on long-term capital gain; and 35% on investment company taxable income (other than qualified dividend income), including short-term capital gains. These tax rates are scheduled to apply through 2010. The Fund expects that a substantial portion of its income will consist of short-term capital gains. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

                    If, for any calendar year, the total quarterly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute tax free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts constituting return of capital distributed to a shareholder in excess of the shareholder's basis in the common shares will generally be taxable to the shareholder as capital gain. See "Taxation."

USE OF PROCEEDS     The Fund  will use the net  proceeds  from the  offering  to
                    purchase   portfolio   securities  in  accordance  with  its
                    investment objective and policies. The investment of the proceeds is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. See "Use of Proceeds."

LISTING The common shares are expected to be listed on the NYSE under the trading or "ticker" symbol "[ ]." See "Description of the Shares."

RISK FACTORS        EVENT  ANTICIPATION  RISK.  The Fund's  investment  strategy
AND SPECIAL         involves investment  techniques and securities holdings that
CONSIDERATIONS      entail  risks,  in  some  cases  different  from  the  risks ordinarily  associated  with  investments  in debt or equity securities.  The principal risk  associated  with the Fund's event  anticipation  investments  is  that  certain  of  the anticipated  events may not  happen,  or the  market  reacts different than expected to the anticipated  transaction,  in which case the Fund may realize losses.  Furthermore, if the
                    anticipated  event  occurs  or  is  announced,   it  may  be
                    renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses.

                    Event anticipation transactions are also subject to the risk of overall market movements. To the extent that a general increase or decline in security values affects the securities involved in an event anticipation position differently, the position may be exposed to loss.

                    Finally, event anticipation strategies depend for success on the overall volume of global corporate activity, which has historically been cyclical in nature. During periods when the activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential event anticipation transactions. See "Risk Factors and Special Considerations -- Event Anticipation Risk."

                    ARBITRAGE RISK. The Fund's investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in debt or equity securities. The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses.

                    Arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in a arbitrage position differently, the position may be exposed to loss.

                    Capital Structure Arbitrage. The principal risk associated with the Fund's capital structure arbitrage investments is that certain of the investments in which the fund invests may not perform as expected, in which case the Fund may realize losses.

                    Merger Arbitrage. The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller's stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company's board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. Many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit tender offers, or other non-negotiated offers for a company, and/or prevent competing offers. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

                    In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

                    Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity. See "Risk Factors and Special Considerations - Arbitrage Risk."

                    COMMON STOCK RISK. Common stock of an issuer in the Fund's portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated in terms of priority to corporate income and assets to preferred stock, bonds and other debt instruments in a company's capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

                    An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. See "Risk Factors and Special Considerations - Common Stock Risk."

                    RISKS  OF  INVESTING  IN  PREFERRED  SECURITIES.  There  are
                    special  risks   associated   with  investing  in  preferred
                    securities, including:

                    o DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
                    o SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
                    o LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
                    o LIMITED VOTING RIGHTS. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

                    See "Risk Factors and Special Considerations Risks of Investing in Preferred Securities."

                    SMALL AND MID-CAP SECURITIES RISK. The Fund may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the security's price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public. See "Risk Factors and Special Considerations - Small and Mid-Cap Securities Risk."

                    NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations - Non-Diversified Status."

                    NO OPERATING HISTORY. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See "Risk Factors and Special Considerations - No Operating History."

                    NOT A COMPLETE INVESTMENT PROGRAM. The Fund is intended for investors seeking total returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund. See "Risk Factors and Special Considerations - Long-Term Objective; Not a Complete Investment Program."

                    ILLIQUIDITY OF INVESTMENTS. There is no limit on the amount of the Fund's portfolio that can be invested in illiquid securities. The Fund may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund's investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. See "Risk Factors and Special Considerations - Illiquidity of Investments."

                    RISKS OF INVESTING IN BELOW INVESTMENT GRADE SECURITIES AND HIGH-YIELD SECURITIES. A portion of the Fund's investments will consist of investments that are below investment grade and may generally be characterized as "high-yield securities," "junk securities" or "junk bonds." Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations, or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. Under normal market conditions, the Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets.

                    Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (1) increased price sensitivity to a deteriorating economic environment;
                    (2) greater risk of loss due to default or declining credit quality; (3) adverse company specific events are more likely to render the issuer unable to pay interest and/or repay principal payments; and (4) if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed and this negative perception could last for a significant period of time.

                    High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

                    High-yield securities may be issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

                    Adverse changes in the financial condition of the issuer or in general economic conditions or both are more likely to lead to a weakened capacity of a lower grade issuer to repay principal and/or pay interest than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Fund's net asset value and the market value of its shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

                    The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor that may have an adverse effect on the Fund's ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

                    Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which the Fund may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

                    The Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. See "Risk Factors and Special Considerations Risks of Investing in Below Investment Grade Securities and High-Yield Securities."

                    RISKS OF INVESTING IN OBLIGATIONS OF STRESSED, DISTRESSED AND BANKRUPT ISSUERS. The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Under normal market conditions, the Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets. These issuers are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the Investment Adviser's analysis will produce conclusions that lead to profitable investments. The Fund may invest in such securities for purposes of control of the issuers. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

                    There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

                    In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

                    Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See the section below "Insolvency Considerations with Respect to Issuer's Debt Obligations."

                    The Investment Adviser on behalf of the Fund may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Fund would be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund's actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an "insider" or an "underwriter" for purposes of the federal securities laws. Either circumstance will restrict the Fund's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so. See "Risk Factors and Special Considerations Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers."

                    NON-U.S. SECURITIES RISK. The Fund may make unlimited investments in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

                    Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
                    (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

                    Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
                    (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self- sufficiency; and (vi) balance of payments position.

                    As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience. See "Risk Factors and Special Considerations - Non-U.S. Securities Risk."

                    EMERGING MARKETS RISK. The Fund may invest in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. See "Risk Factors and Special Considerations - Emerging Markets Risk."

                    FOREIGN CURRENCY RISK. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See "Risk Factors and Special Considerations - Foreign Currency Risk."

                    RISKS OF INVESTING IN SENIOR LOANS. Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

                    Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see the section "Risk Factors and Special Considerations - Risks of Investing in Below Investment Grade Securities and High-Yield Securities."

                    The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

                    Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market. See "Risk Factors and Special Considerations - Risks of Investing in Senior Loans."

                    SECOND LIEN LOANS RISK. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure. See "Risk Factors and Special Considerations - Second Lien Loans Risk."

                    OTHER SECURED LOANS RISK. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure. See "Risk Factors and Special Considerations - Other Secured Loans Risk."

                    UNSECURED LOANS RISK. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure. See "Risk Factors and Special Considerations - Unsecured Loans Risk."

                    INSOLVENCY CONSIDERATIONS WITH RESPECT TO ISSUERS OF DEBT OBLIGATIONS. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund. See "Risk Factors and Special Considerations - Insolvency Considerations with Respect to Issuers of Debt Obligations."

                    RISKS OF INVESTING IN STRUCTURED FINANCE SECURITIES. A portion of the Fund's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. See "Risk Factors and Special Considerations - Risks of Investing in Structured Finance Securities."

                    DEFAULTED SECURITIES RISK. As a part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate. See "Risk Factors and Special Considerations - Defaulted Securities Risk."

                    SHORT SALES RISK. Short sales by the Fund that are not made "against the box" (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See "Risk Factors and Special Considerations - Short Sales Risk."

                    REPURCHASE AGREEMENT RISK. Repurchase agreements are contracts for the sale and future repurchase of a financial asset, most often Treasury securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. See "Risk Factors and Special Considerations - Repurchase Agreement Risk."

                    ISSUER-SPECIFIC RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company's, or companies', securities. See "Risk Factors and Special Considerations - Issuer-Specific Risk."

                    SPECIAL RISKS OF DERIVATIVE TRANSACTIONS. Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Derivative Transactions"), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

                    To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

                    Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. See "Risk Factors and Special Considerations - Special Risks of Derivative Transactions."

                    INVESTMENT GRADE SECURITIES RISK. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. See "Risk Factors and Special Considerations - Investment Grade Securities Risk."

                    FIXED INCOME SECURITIES RISK. In addition to the risks described applicable to debt securities such as under "Non-Investment Grade Securities Risk," "Investment Grade Securities Risk," "Interest Rate Risk," and "Prepayment Risk," debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. See "Risk Factors and Special

                    Considerations - Fixed Income Securities Risk."

                    PREPAYMENT RISK. If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders. See "Risk Factors and Special Considerations - Prepayment Risk."

                    INTEREST RATE RISK. Interest rate risk is the risk that debt securities, and the Fund's net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's debt security holdings. See "Risk Factors and Special Considerations - Interest Rate Risk."

                    INFLATION RISK Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. See "Risk Factors and Special Considerations - Inflation Risk."

                    RISKS OF INVESTING IN SYNTHETIC SECURITIES. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based.

                    A "Reference Obligor" is the obligor on a Reference Obligation. Under normal market conditions, the Fund will limit these securities to 20% of its total assets. See "Risk Factors and Special Considerations - Risks of Investing in Synthetic Securities."

                    LEVERAGE RISK. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, commercial paper, notes or other types of borrowing will have seniority over the common shares.

                    If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund's total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments.

                    The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund's ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares. See "Risk Factors and Special Considerations - Leverage Risk."

                    PORTFOLIO TURNOVER RISK. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which may result in tax liabilities for shareholders, or loss. Given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to shareholders at the same rates as ordinary income. See "Risk Factors and Special Considerations - Portfolio Turnover Risk."

                    INVESTMENT AND MARKET DISCOUNT RISK. An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. See "Risk Factors and Special Considerations - Investment and Market Discount Risk."

                    INVESTMENTS IN UNSEASONED COMPANIES. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Fund may invest. See "Risk Factors and Special Considerations - Investments In Unseasoned Companies."

                    SECURITIES LENDING RISK. The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities. See "Risk Factors and Special Considerations - Securities Lending Risk."

                    MANAGEMENT RISK. The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations - Management Risk."

                    MARKET RISK GENERALLY. The profitability of a significant portion of the Fund's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments. There can be no assurance that the Investment Adviser will be able to predict accurately these price movements. With respect to the investment strategies the Fund may utilize, there will be a high degree of market risk. See "Risk Factors and Special Considerations - Market Risk Generally."

                    KEY ADVISER PERSONNEL RISK. The Fund's ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective. See "Risk Factors and Special Considerations - Key Advisor Personnel Risk."

                    VALUATION RISK. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See "Risk Factors and Special Considerations - Valuation Risk."

                    TAX RISK. The Fund may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends only to invest in such instruments to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Fund income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objective would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See "Taxation" and "Risk Factors and Special Considerations - Tax Risk."

                    MARKET DISRUPTION AND GEOPOLITICAL RISK. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. See "Risk Factors and Special Considerations - Market Disruption and Geopolitical Risk."

                    RISKS OF INVESTING IN A FUND WITH ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Risk Factors and Special Considerations - Risks of Investing in a Fund with Anti-Takeover Provisions" and "Anti-Takeover Provisions in the Agreement and Declaration of Trust."

MANAGEMENT AND      The Investment Adviser will provide a continuous  investment
FEES                program   for  the  Fund's   portfolio   and   oversee   the
                    administration  of all  aspects of the Fund's  business  and affairs.  For its  services,  the  Investment  Adviser  will receive  compensation  at  a  base  rate  plus  a  potential performance fee. The base rate will be an annual rate of [ ]
                    of the Fund's average daily Managed  Assets payable  monthly in arrears. "Managed Assets" consist of all of the assets of
                    the  Fund  without  deduction  for  borrowings,   repurchase
                    transactions   and   other   leveraging   techniques,    the
                    liquidation  value of any  outstanding  Preferred  Shares or
                    other   liabilities   except  for  certain  ordinary  course
                    expenses. The Investment Adviser has agreed contractually to waive the investment advisory fee in the amount of [ ]% of the Fund's average daily Managed Assets until [ ], 20[ ].

                    In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of an index of three-month U.S. Treasury bills (the "T-Bill Index") during the same period. If the Fund's total return for the calendar year equals the total return of the T-Bill Index for the same period plus [ ]% ([ ] basis points), the Investment Adviser will receive a performance fee of [ ] of the Fund's average daily Managed Assets during the period. This performance fee will be increased by [ ]% ([ ] basis point) for each [ ]% ([ ] basis points) by which the Fund's total return during the period exceeds the T-Bill Index total return plus [ ]% ([ ] basis points), up to a maximum performance fee of [ ]% if the excess performance over the T- Bill Index is [ ]% ([ ] basis points) or greater and will be decreased at the same rate for the amount by which the Fund's total return during the period is less than the T-Bill Index total return plus [ ]% ([ ] basis points), until no performance fee is payable if the Fund's total return is less than or equal to the T-Bill Index total return. See "Management of the Fund."

                    Under the performance fee arrangement, the annual rate of the total fees paid to the Investment Adviser can range from [ ]% to [ ]% of the Fund's average daily Managed Assets. A chart showing the range of total fees to the Investment Adviser for varying levels of overperformance and underperformance in relation to varying total returns of the T-Bill Index is set forth on page [ ] under the heading "Management of the Fund - Fees of the Investment Adviser."

                    POTENTIAL CONFLICTS OF INTEREST. If the Fund employs leverage, the Investment Adviser will benefit because the Fund's Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Fund's Managed Assets are derived from the reinvested collateral received on portfolio securities loaned. See "Management of the Fund - Investment Adviser."

ANTI-TAKEOVER       The  Fund's  Agreement  and  Declaration  of Trust  includes
PROVISIONS          provisions that could limit the ability of other entities or persons to acquire  control of the Fund or convert  the Fund to  open-end  status.  These  provisions  could  deprive the holders  of common  shares of  opportunities  to sell  their common  shares at a  premium  over the then  current  market price of the common shares or at net asset value.  See "Risk
                    Factors and Special Considerations - Risks of Investing in a
                    Fund  with  Anti-Takeover   Provisions"  and  "Anti-Takeover
                    Provisions in the Agreement and Declaration of Trust."

CUSTODIAN,          [          ] (the "Custodian"), located at  [              ]
TRANSFER AGENT,     serves as the  custodian of the  Fund's assets pursuant to a
AND DIVIDEND        custody  agreement.  Under  the   custody   agreement,   the
DISBURSING AGENT    Custodian holds the  Fund's  assets  in compliance  with the
                    1940 Act.

                    [          ], located at [                   ] serves as the
                    Fund's dividend disbursing agent, as agent under the Fund's dividend reinvestment plan, and as transfer agent and registrar with respect to the common shares of the Fund.

                            SUMMARY OF FUND EXPENSES

     The following table shows Fund expenses as a percentage of net assets attributable to common shares and assumes that the Fund has borrowed in the amount equal to [ ]% of the Fund's total assets (including the proceeds of all such leverage). Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to common shares, but assumes that no leverage is used by the Fund. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued [ ] common shares and has not utilized leverage, although the Fund is may do so.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Paid By You (as a percentage of offering price)             4.50%
Offering Expenses Borne by the Fund (as a percentage of
  offering price)                                                      0.20%(1)
Dividend Reinvestment Plan Fees                                         None(2)


                                    PERCENTAGE OF NET ASSETS
 ANNUAL EXPENSES                ATTRIBUTABLE TO COMMON SHARES(3)
                               ----------------------------------
 Management Fees(4)                           [  ]%
 Interest on Borrowed Funds                   [  ]%
 Other Expenses(5)                            [  ]%
                                         --------------
 Total Annual Expenses                        [  ]%
                                         ==============

(1) The Fund has agreed to reimburse Highland for expenses incurred by Highland in connection with this offering (other than the marketing and structuring fee payable by Highland as described in "Underwriting - [ ]"). Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to Highland, will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Highland will pay the excess.
     The aggregate offering expenses (excluding the sales load but including expenses reimbursed to Highland) to be incurred by the Fund are estimated to be $[_____], assuming the underwriters' over-allotment option is not exercised ($[______], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. To the extent that aggregate offering expenses are less than $.04 per common share, up to [___]% (which will be up to $[____]) will be paid as reimbursement to Nexbank Securities, Inc. ("Nexbank"), an affiliate of the Investment Adviser, for distribution assistance. See "Underwriting."

(2) You will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3) The table presented below in this footnote estimates the Fund's annual expenses stated as percentages of the Fund's net assets attributable to common shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that the Fund does not utilize any form of leverage as would be case, for instance, prior to the Fund's expected borrowings. The footnote used in the table below corresponds to the footnote appearing below this footnote (3). In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:


                                    PERCENTAGE OF NET ASSETS
 ANNUAL EXPENSES                ATTRIBUTABLE TO COMMON SHARES(3)
                               ----------------------------------
 Management Fees(4)                           [  ]%
 Interest on Borrowed Funds                   None
 Other Expenses(5)                            [  ]%
                                          --------------
 Total Annual Expenses                        [  ]%
                                          ==============


(4) "Management fees" include the both the investment advisory and administrative services fees paid to Highland. In addition to the management fees set forth in the table, the Investment Adviser is entitled to receive an annual performance fee as of the end of any calendar year in which the Fund's total return exceeds the T-Bill Index total return. The performance fee is [ ]% for each [ ]% of overperformance up to a maximum incremental fee of [ ]%, for a total fee rate of [ ]%, if the Fund's total return equals or exceeds the T-Bill Index total return plus [ ]% ([ ] basis points). The Investment Adviser has agreed contractually to waive the investment advisory fee in the amount of [ ]% of the Fund's average daily Managed Assets until [ ], 20[ ].

(5) "Other Expenses" includes costs associated with the Fund's short sales on securities, including dividend expenses in securities sold short. Assuming borrowings, dividend expenses paid on securities sold short are estimated to be [___]% of the Fund's net assets attributable to common shareholders. Assuming no borrowings, dividend expenses paid on securities sold short are estimated to be [___]% of the Fund's net assets. These percentages represent estimates for the Fund's initial year of operations, assuming that the Fund maintains short securities positions equal to [__]% of its net assets assuming borrowings are not issued and [___]% of its net assets assuming the use of borrowings (i.e., based on the Fund's initial expected short securities exposure). When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Thus, the estimate for dividend expenses paid is also based on the dividend yields of stocks that would be sold short as part of anticipated trading practices (which may involve avoiding dividend expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer's ex-dividend date). The Fund's actual dividend expenses paid on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions (which can range from 0% to [ ]% of total assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues [ ] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.

     The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that an investor would pay on a $1,000 investment in common shares, assuming (1) that the Fund borrows approximately $[___] million under its credit facility, (2) total net annual expenses of [ ]% of net assets attributable to common shares and (3) a 5% annual portfolio total return.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

Total Expenses Incurred         $ [ ]       $ [ ]      $ [ ]        $ [ ]


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED AND WILL BE GREATER IF THE FUND BORROWS MORE MONEY THAN ASSUMED IN THE TABLE AND EXAMPLE ABOVE. THE EXAMPLE ASSUMES THAT THE ESTIMATED "OTHER EXPENSES" SET FORTH IN THE ANNUAL EXPENSES TABLE ARE ACCURATE AND THAT ALL DISTRIBUTIONS ARE REINVESTED AT NET ASSET VALUE. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. THE PERFORMANCE FEE ADJUSTMENT UNDER THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT IS NOT INCLUDED IN THE EXAMPLE, BECAUSE, BASED UPON THE CURRENT T-BILL INDEX LEVEL AND ASSUMING A 5% ANNUAL RETURN, IT EITHER WOULD NOT BE PAYABLE OR WOULD HAVE AN INSIGNIFICANT IMPACT ON THE EXPENSE AMOUNTS SHOWN ABOVE. IF THE FUND ACHIEVES SUFFICIENT TOTAL RETURNS, INCLUDING THE REALIZATION OF CAPITAL GAINS, TO TRIGGER A PERFORMANCE FEE OF A MATERIAL AMOUNT, THE EXPENSES OF THE FUND, AND TOTAL RETURNS ON ITS COMMON SHARES, WOULD BE HIGHER.

                                 USE OF PROCEEDS

     The net proceeds of the offering are estimated at approximately $ ($ if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments or one or more money market funds. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified. The investment of the proceeds is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on [ , 2007], pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 13455 Noel Road, Suite 800, Dallas, TX, 75240 and its telephone number is (877) [ ].

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

       The Fund's investment objective is to achieve total returns in various market conditions without excessive risk of capital. Total returns are defined as returns from both income and gains. The Fund will seek to achieve its objective by investing primarily in debt or equity securities in anticipation of significant events, such as leveraged buyouts, management buyouts, going private transactions, corporate reorganizations involving stubs, spin-offs, liquidations and recapitalizations, and arbitrage transactions, including but not limited to, capital structure arbitrage, pair trades, and merger arbitrage. The Fund's investment objective is not fundamental and may be changed by the Fund. The Fund may, also, invest in similar transactions after it has already been publicly announced. Under normal circumstances, the Fund will invest at least 80% of its total assets in securities or hedging arrangements relating to companies involved in announced or anticipated corporate transactions, reorganizations or recapitalizations giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions, reorganizations or recapitalizations. This policy is not fundamental and may be changed by the Fund. In market cycles with scarce transaction opportunities, the Fund may seek to accomplish its objective of achieving total returns by investing in debt or equity securities for reasons other than an announced or anticipated transaction, reorganization or recapitalization, which may include, but is not limited to, short-term debt securities, structured products, corporate debt of all types and preferred securities and which may make it less likely for the Fund to achieve an attractive rate of return.

     The Investment Adviser considers the Fund's event driven investment results to be less volatile than overall stock price movements. While some periods will be more conducive to an event driven strategy than others, a systematic, disciplined investment program may produce attractive rates of return even in flat or down markets.

INVESTMENT METHODOLOGY OF THE FUND

     In selecting transactions in which the Fund will invest, the Investment Adviser normally will consider the following factors, among others:

     o For unannounced events, the probability that the even will actually happen, including the strategic or financial motivation, credibility and financial resources of the participants;
     o For announced transactions, the probability that the anticipated transaction or some other will close;
     o For all transactions, the length of time to announcement or closing, in the case of announced transactions (i.e., the "Holding Period");
     o    the liquidity of the securities involved in the transaction;
     o the financial position of the target leading up to the anticipated or announced transaction;

     The Investment Adviser believes that blending an event driven anticipation program with traditional merger arbitrage for announced deals with strategies that focus on stubs, spin-offs and liquidations will produce absolute returns in excess of short-term interest rates with less volatility than the returns typically associated with equity investing.

CERTAIN INVESTMENT PRACTICES

     EVENT DRIVEN INVESTING. The Fund will invest in various debt and equity securities in anticipation of certain events or announcements that it expects will result in above market returns or positive outcomes for the valuation of the purchased security. These may be anticipated merger and acquisition activity, spin-offs, corporate reorganizations, restructurings, recapitalizations, and other transactions, including but not limited to earnings surprises and dividends announcements.

     There are certain risks associated with investing in expected events, such as the event not happening, or the market reacting negatively to the event or the valuation of the transaction.

     CAPITAL STRUCTURE ARBITRAGE. Capital structure arbitrage typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer's capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy profits from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another. "Pair trades" involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the performance of one security relative to another.

     MERGER ARBITRAGE. The Fund will invest in the securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations or recapitalizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but at a discount to what the stated or appraised value of the securities would be if the contemplated transaction were completed. The sizes of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

     Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. The Investment Adviser intends to select investments of this type which, in its view, have reasonable prospects of capital appreciation which are significant in relation to both the risk involved and the potential of available alternative investments.

     Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in other securities, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities; shares of one or more money market funds; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.

     The Fund may use hedging arrangements, including investments in options and futures, in order to reduce the risk of adverse price movements in securities it holds, with the goal of consistently achieving absolute returns.

     As a global fund, the Fund may invest without limitation in the securities of foreign and domestic issuers. The Fund's investment strategy is to invest in merger arbitrage transactions and corporate reorganizations throughout the world. As the dollar volume and range of countries involved in significant merger arbitrage and corporate reorganizations has increased over the past several years, the Fund expects that its assets will usually be invested in several countries. To the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund's assets may be invested in that particular region.

     EQUITIES AND COMMON STOCK. The Fund will purchase equity securities of various issuers. An inherent risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

     The Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a senior loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     NON-U.S. SECURITIES. The Fund may make unlimited investments in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's securities is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 50% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

     The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to deliver any payments received on such borrowed securities, such as dividends.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, United States government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     DERIVATIVE TRANSACTIONS. The Fund may, but is not required to, use various Derivative Transactions described below to facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result. Under normal market conditions, the Fund's investment in Derivative Transactions will not exceed 20% of its total assets.

     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. Please refer to the Statement of Additional Information for more information on Derivative Transactions and their risks.

     OPTIONS. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. In connection with its Derivative Transactions and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.

     SWAPS. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

     INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

     TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may enter into non-recourse or recourse total return swaps. The Fund may use total return swaps for risk management purposes and as a speculative investment.

     CURRENCY SWAPS. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

     CREDIT DEFAULT SWAPS. To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

     Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Principal Risks of the Fund - Leverage Risk" in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     SENIOR LOAN BASED DERIVATIVES. The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

     FORWARD FOREIGN CURRENCY CONTRACTS. There is no limit on the Fund's ability to invest in foreign currency contracts, as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may hedge up to 100% of its currency exposure.

     The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements.

     INVESTMENT GRADE SECURITIES. The Fund may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporations and other issuers generally use bonds to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk.

     NON-INVESTMENT GRADE SECURITIES. The Fund may invest in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Fund may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality. Under normal market conditions, the Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

     Lower  grade  securities  may  be  particularly   susceptible  to  economic
downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The ratings of Moody's and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on Highland's credit analysis than would be the case when the Fund invests in rated securities.

     SENIOR LOANS. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit
(CD) rate or other base lending rates used by commercial lenders.

     The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

     Many loans in which the Investment Adviser anticipates the Fund will invest, and the issuers of such loan, may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower's capital structure and are often secured by specific collateral, the Investment Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Investment Adviser's prior experience or that the Fund's senior loans will achieve any specific loss recovery rates.

     No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Fund's net asset value.

     USE OF AGENTS. Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

     Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

     FORM OF INVESTMENT. The Fund's investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Investment Adviser to be creditworthy.

     ORIGINAL LENDER. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

     ASSIGNMENTS. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

     PARTICIPATIONS. The Fund may also invest in participations in senior loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

     With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Investment Adviser considers the participating lender to be creditworthy.

     In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Fund's investment objective and its policies and strategies.

     Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. The Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Principal Risks of the Fund."

     SECOND LIEN LOANS. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, the Fund may purchase interests in second lien loans through assignments or participations.

     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

     OTHER SECURED LOANS. Secured loans other than senior loans and second lien loans are made by public and private corporations and other non- governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, the Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

     UNSECURED LOANS. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations.

     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

     OTHER FIXED INCOME SECURITIES. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high-yield securities in which the Fund may invest are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk securities" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

     The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind (PIK bonds). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.

     DISTRESSED DEBT. The Fund is authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, but, under normal market conditions, will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. The Fund may invest in securities of a company for purposes of gaining control.

     STRESSED DEBT. The Fund is authorized to invest in securities and other obligations of stressed issuers, but, under normal market conditions, will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

     DEFAULTED SECURITIES. As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund's investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

     COLLATERALIZED LOAN OBLIGATIONS ("CLOS") AND COLLATERALIZED BOND OBLIGATIONS ("CBOS"). The Fund may invest in CLOs and CBOs, which are asset-backed securities issued by a financing company (generally called a Special Purpose Vehicle or "SPV") that securitizes certain financial assets. The SPV is created to reapportion the risk and return characteristics of a pool of assets. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The assets of CBOs are typically high-yield, public or private fixed-income securities, while the assets of CLOs are typically senior loans. These may be fixed pools or may be "market value" (or managed) pools of collateral. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

     The CBO/CLO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO/CLO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs/CLOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs/CLOs.

     PREFERRED SECURITIES. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

     Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

     Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

     Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

     REPURCHASE AGREEMENT TRANSACTIONS. The Fund may invest up to 33 1/3% of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the board of trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short- term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

     LENDING OF ASSETS. The Fund may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Investment Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the board of trustees, which will monitor the creditworthiness of any such firms.

     SHORT-TERM DEBT SECURITIES; TEMPORARY DEFENSIVE POSITION; INVEST-UP PERIOD. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which Highland determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

     LEVERAGE. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates. If leverage is used, the Fund currently expects that it will leverage through borrowings.

     The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

     Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See "Risk Factors and Special Considerations - Leverage Risk."

PORTFOLIO TURNOVER

     The investment policies of the Fund may lead to frequent changes in investments. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent that it results in a decrease in the portion of the Fund's distributions that is attributable to long-term capital gain. The Fund anticipates that its portfolio turnover rate will be substantial and may exceed 300%. See "Risk Factors and Special Considerations - Portfolio Turnover Risk."

     The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue debt, preferred shares or other leverage instruments in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on such leverage.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investors   should   consider  the  following   risk  factors  and  special
considerations associated with investing in the Fund.

EVENT ANTICIPATION RISK

     The Fund's investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in debt or equity securities. The principal risk associated with the Fund's event anticipation investments is that certain of the anticipated events may not happen, or the market reacts different than expected to the anticipated transaction, in which case the Fund may realize losses. Furthermore, if the anticipated event occurs or is announced, it may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses.

     Event anticipation transactions are also subject to the risk of overall market movements. To the extent that a general increase or decline in securities values affects the securities involved in an event anticipation position differently, the position may be exposed to loss.

     Finally, event anticipation strategies depend for success on the overall volume of global corporate activity, which has historically been cyclical in nature. During periods when the activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential event anticipation transactions.

Arbitrage Risk

     The Fund's investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in debt or equity securities. The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses.

     Arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in a arbitrage position differently, the position may be exposed to loss.

     CAPITAL STRUCTURE ARBITRAGE. The principal risk associated with the Fund's capital structure arbitrage investments is that certain of the investments in which the Fund invests may not perform as expected, in which case the Fund may realize losses.

     MERGER ARBITRAGE. The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller's stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company's board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. Many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit tender offers, or other non-negotiated offers for a company, and/or prevent competing offers. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

     In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

     Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

COMMON STOCK RISK

     Common stock of an issuer in the Fund's portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated in terms of priority to corporate income and assets to preferred stock, bonds and other debt instruments in a company's capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

     An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

RISKS OF INVESTING IN PREFERRED SECURITIES

     There are special risks associated with investing in preferred securities, including:

     o DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

     o SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

     o LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

     o LIMITED VOTING RIGHTS. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

SMALL AND MID-CAP SECURITIES RISK

     The Fund may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the security's price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

NO OPERATING HISTORY

     The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

NOT A COMPLETE INVESTMENT PROGRAM

     The Fund is intended for investors seeking total returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

ILLIQUIDITY OF INVESTMENTS

     There is no limit on the amount of the Fund's portfolio that can be invested in illiquid securities. The Fund may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund's investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not.

RISKS  OF  INVESTING   IN  BELOW  INVESTMENT  GRADE  SECURITIES  AND  HIGH-YIELD
SECURITIES

     A portion of the Fund's investments will consist of investments that are below investment grade and may generally be characterized as "high-yield securities," "junk securities" or "junk bonds." Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations, or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. Under normal market conditions, The Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets.

     Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (1) increased price sensitivity to a deteriorating economic environment; (2) greater risk of loss due to default or declining credit quality; (3) adverse company specific events are more likely to render the issuer unable to pay interest and/or repay principal payments; and (4) if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed and this negative perception could last for a significant period of time.

     High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

     High-yield securities may be issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

     Adverse changes in the financial condition of the issuer or in general economic conditions or both are more likely to lead to a weakened capacity of a lower grade issuer to repay principal and/or pay interest than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Fund's net asset value and the market value of its shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor that may have an adverse effect on the Fund's ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which the Fund may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

     The Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

RISKS OF INVESTING IN OBLIGATIONS OF STRESSED, DISTRESSED AND BANKRUPT ISSUERS

     The Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Under normal market conditions, The Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets. These issuers are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the Investment Adviser's analysis will produce conclusions that lead to profitable investments. The Fund may invest in such securities for purposes of control of the issuers. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

     There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

     In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

     Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Adviser's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See the section below "Insolvency Considerations with Respect to Issuer's Debt Obligations."

     The Investment Adviser on behalf of the Fund may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Fund would be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund's actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an "insider" or an "underwriter" for purposes of the federal securities laws. Either circumstance will restrict the Fund's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

NON-U.S. SECURITIES RISK

     The Fund may make unlimited investments in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and
(xiii) different accounting, auditing and financial recordkeeping standards and requirements.

     Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

     Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product;
(ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

     The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

EMERGING MARKETS RISK

     The Fund may invest in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of

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liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

FOREIGN CURRENCY RISK

     Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S.dollar.

RISKS OF INVESTING IN SENIOR LOANS

     Bank loans are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

     Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade. For a discussion of the risks associated with below investment-grade investments, see the section "Below Investment Grade Securities and High-Yield Securities."

     The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with neither the terms of the loan agreement nor any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

     Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the

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loan  agreement,  the limited  universe of eligible  purchasers  and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

SECOND LIEN LOANS RISK

     Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

OTHER SECURED LOANS RISk

     Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

UNSECURED LOANS RISK

     Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

INSOLVENCY CONSIDERATIONS WITH RESPECT TO ISSUERS OF DEBT OBLIGATIONS

     Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine

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whether the issuer was "insolvent"  after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its investment, in good faith and without knowledge that the payments were avoidable. Although the Investment Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

RISKS OF INVESTING IN STRUCTURED FINANCE SECURITIES

     A portion of the Fund's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

 DEFAULTED SECURITIES RISK

     As a part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

SHORT SALES RISK

     Short sales by the Fund that are not made "against the box" (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of

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

borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

REPURCHASE AGREEMENT RISK

     Repurchase agreements are contracts for the sale and future repurchase of a financial asset, most often Treasury securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

ISSUER-SPECIFIC RISK

     The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company's, or companies', securities.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

     Derivative  Transactions  in which  the Fund may  engage  for  hedging  and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions, also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

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

     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

     Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. Please refer to the Statement of Additional Information for more information on Derivative Transactions and their risks.

     RISKS OF FUTURES TRANSACTIONS. The Fund may invest in futures contracts to an unlimited degree. Futures and options on futures entail certain risks including, but not limited to, the following:

     o no assurance that futures contracts or options on futures can be offset at favorable prices;

     o possible reduction of the return of the Fund due to the use of hedging;

     o possible reduction in value of both the securities hedged and the hedging instrument;

     o    possible lack of liquidity due to daily limits or price fluctuations;

     o imperfect correlation between the contracts and the securities being hedged; and

     o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

     RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS. There is no limit on the Fund's ability to invest in foreign currency contracts, as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may hedge up to 100% of its currency exposure. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract. Further, the use of forward contracts may not serve as a complete hedge due to an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

     COUNTERPARTY RISK. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     RISKS OF INVESTING IN SWAPS. Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.

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

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

     For a further description of such derivative instruments, see "Investment Objectives and Policies - Additional Investment Policies" in the SAI.

INVESTMENT GRADE SECURITIES RISK

     Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

FIXED INCOME SECURITIES RISK

     In addition to the risks described applicable to debt securities such as under "Non-Investment Grade Securities Risk," "Investment Grade Securities Risk," "Interest Rate Risk," and "Prepayment Risk," debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

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

PREPAYMENT RISK

     If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

INTEREST RATE RISK

     Interest rate risk is the risk that debt securities, and the Fund's net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's debt security holdings.

INFLATION RISK

     Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

RISKS OF INVESTING IN SYNTHETIC SECURITIES

     In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, an overabundance of synthetic securities with any one counterparty subjects the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based. A "Reference Obligor" is the obligor on a Reference Obligation. Under normal market conditions, the Fund will limit these securities to 20% of its total assets.

LEVERAGE RISK

     If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of

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Preferred Shares,  commercial paper, notes or other types of borrowing will have seniority over the common shares.

     o BORROWING RISK. If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund's total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments.

          The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund's ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and
          (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.

     o PREFERRED SHARE RISK. Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. As described under "Description of Capital Structure - Preferred Shares," the Fund may issue Preferred Shares. If Preferred Shares are issued, the net asset value and market value of the common shares may be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term distribution rates on the Preferred Shares. If the distribution rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the distribution rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued Preferred Shares.

          In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to any issuance and ongoing maintenance of Preferred Shares, including advisory fees. Accordingly, the Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

          Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the distribution requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to

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

          liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

     o PREFERRED SHAREHOLDERS MAY HAVE DISPROPORTIONATE INFLUENCE OVER THE FUND. If Preferred Shares are issued, holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Fund's affairs. If Preferred Shares are issued, holders of Preferred Shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and Preferred Shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

     o PORTFOLIO GUIDELINES OF RATING AGENCIES FOR PREFERRED SHARE AND/OR CREDIT FACILITY. In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this prospectus or in the Statement of Additional Information. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

     o EFFECTS OF LEVERAGE. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility and may employ leverage at the time the leverage is incurred in an amount up to 33 1/3% of the Fund's total assets (including the proceeds of all such leverage). The Fund may vary its use of leverage in response to changing market conditions, and there is no guarantee that the Fund will meet its current intentions concerning use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than it could obtain over time without leverage.

          The Fund in the future may decide to leverage through the issuance of Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of borrowing (i.e., such liquidation value and amount of borrowing may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such distribution) is at least 200% of such liquidation value plus amount of any borrowing. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%.

          To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund

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

          is precluded from making distributions on the common shares because of any applicable asset coverage requirements, the terms of the Preferred Shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.

          The Fund's willingness to issue Preferred Shares or borrow for leverage purposes, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is employed.

          Assuming the utilization of leverage in the amount of 33 1/3% of the Fund's total assets and an annual interest rate of [___]% on borrowings payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such distribution payments is [___]%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

          The following table is designed to illustrate the effect on the return to a holder of the Fund's common shares of leverage in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

ASSUMED PORTFOLIO RETURN (NET OF EXPENSES).............(10)%  (5)%  0%  5%   10%

CORRESPONDING COMMON SHARE RETURN ASSUMING 33 1/3%
  LEVERAGE.............................................  _%   ___%  __%  _%  __%

     Until the Fund borrows money or issues Preferred Shares, the common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply.

     Such leveraging of the common shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and its policies and strategies.

PORTFOLIO TURNOVER RISK

     High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which may result in tax liabilities for shareholders, or loss. Given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to shareholders at the same rates as ordinary income.

INVESTMENT AND MARKET DISCOUNT RISK

     An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably.

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

Therefore, like the securities the Fund invests in, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

INVESTMENTS IN UNSEASONED COMPANIES

     The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Fund may invest.

SECURITIES LENDING RISK

     The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

MANAGEMENT RISK

     The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

MARKET RISK GENERALLY

     The profitability of a significant portion of the Fund's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments. There can be no assurance that the Investment Adviser will be able to predict accurately these price movements. With respect to the investment strategies the Fund may utilize, there will be a high degree of market risk.

KEY ADVISER PERSONNEL RISK

     The Fund's ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective.

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

VALUATION RISK

     Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

TAX RISK

     The Fund may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends only to invest in such instruments to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Fund income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objective would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See "Taxation."

MARKET DISRUPTION AND GEOPOLITICAL RISK

     The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

RISKS OF INVESTING IN A FUND WITH ANTI-TAKEOVER PROVISIONS

     The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

                            MANAGEMENT OF THE FUND

GENERAL

     The Fund's board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Highland. There are [___] trustees of the Fund. [____] of the trustees are not "interested persons" (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

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

THE INVESTMENT ADVISER

     Highland acts as the Fund's investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of [_____], 2007, the Investment Adviser managed approximately $[___] billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.

     RESPONSIBILITIES. The Investment Adviser provides the following services to the Fund: (i) furnishes an investment program for the Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested; (iii) makes changes in the investments of the Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Investment Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Investment Adviser; provided, however, that the Investment Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in the investment advisory agreement.

     COMPENSATION. Highland serves as the Fund's investment adviser at an annual base rate of [ ]% of the Fund's average daily Managed Assets payable monthly in arrears. "Managed Assets" consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. The Investment Adviser has agreed contractually to waive the investment advisory fee in the amount of [ ]% of the Fund's average daily Managed Assets until [ ], 20[ ]. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of the T-Bill Index compounded quarterly on the same dates as the Fund's quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid) during the same period. If the Fund's total return for the calendar year equals the total return of the T-Bill Index for the same period plus [ ]% ([ ] basis points), the Investment Adviser will receive a performance fee of [ ]% of the Fund's average daily Managed Assets during the period. This performance fee will be increased by [ ]% ([ ] basis point) for each [ ]% ([ ] basis points) by which the Fund's total return during the period exceeds the T-Bill Index total return plus [ ]% ([ ] basis points), up to a maximum performance fee of [ ]% if the excess performance over the T-Bill Index is [ ]% ([ ] basis points) or greater and will be decreased at the same rate for the amount by which the Fund's total return during the period is less than the T-Bill Index total return plus [ ]% ([ ] basis points), until no performance fee is payable if the Fund's total return is less than or equal to the T-Bill Index total return.

     For purposes of calculating the Fund's performance fee, the Fund's total return will be calculated as the sum of the Fund's change in net asset value per common share from January 1 (or the date of the Fund's commencement of investment operations, in the case of the Fund's first year of investment operations), through December 31 of each year plus the amount of distributions per common share in respect of such period (calculating the number of shares outstanding on a daily average weighted basis assuming reinvestment of such distributions at net asset value per share on the ex-dividend date and assuming solely for purposes of the Fund's performance fee that all issuances and repurchases of shares are at net asset value). Increases and decreases in the investment advisory fee will be accrued as often as net asset value per common share is calculated and accordingly will affect the total return on which the rate of the fee is determined.

     For purposes of calculating the Fund's performance fee, the T-Bill Index's total return will be calculated as the sum of the change in the discount price of the three month Treasury bill from the first business day after January 1 of each year (or the date of the Fund's commencement of investment operations, in the case of the Fund's first year of investment operations) to the last business day of each year plus the weekly yield to maturity interest payments thereon implied by the discount price thereof and compounded quarterly on the same dates as the Fund's quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid).

     The following chart illustrates the variability of the Fund's investment advisory fees in various circumstances.

                           HIGHLAND EVENT DRIVEN FUND
                       TOTAL INVESTMENT ADVISORY FEE RATE
               (AS A PERCENTAGE OF AVERAGE DAILY MANAGED ASSETS)

                                                      THE FUND'S TOTAL RETURN
T-BILL INDEX
TOTAL RETURN     0% OR LESS     1%     2%     3%     4%     5%     6%     7%     8%     9%     10%    11%    12%    13%    14%

    2%
    3%
    4%
    5%
    6%
    7%
    8%

     POTENTIAL CONFLICTS OF INTEREST. If the Fund employs leverage, the Investment Adviser will benefit because the Fund's Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Fund's Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.

     In addition to the investment advisory fee of Highland, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Fund's registrations with the Commission and other jurisdictions and taxes, if any.

     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Investment Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts.

     The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser's fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

     Under current Commission regulations, the Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms.

SELECTION OF SECURITIES BROKERS

     The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Nexbank, a broker-dealer affiliate of the Investment Adviser, and (ii) pay commissions to brokers other than Nexbank, that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund. The Fund expects that a substantial portion of its portfolio transactions may be executed through Nexbank so long as the Investment Adviser and the Board conclude that Nexbank is able to provide best execution at a favorable cost.

PORTFOLIO MANAGERS

     The Fund's portfolio will initially be managed by James Dondero and Mauricio Chavarriaga. The investment decisions are not subject to the oversight, approval or ratification of a committee.

     James Dondero, CFA, CPA, CMA. Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

     Mauricio Chavarriaga. Mr. Chavarriaga is Highland's principal equity trader. Prior to his current position, Mr. Chavarriaga was a Director within Highland's Business Development Group, primarily evaluating and executing transactions related to Highland's merger & acquisitions activities. Prior to joining Highland in 2003, Mr. Chavarriaga worked for Merrill Lynch & Co. within that firm's Global Leveraged Finance Group, originating, structuring and executing high yield bond and leveraged loan transactions. Mr. Chavarriaga originally joined Merrill Lynch in 1995 as an Analyst within the company's Global Debt Markets sales and trading division, primarily focusing on corporate bond origination and trading, and subsequently transferred to the firm's Global Leverage Finance Group as an Associate. Mr. Chavarriaga holds a BA in Business Administration from the University of Florida.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Fund.

ADMINISTRATOR/SUB-ADMINISTRATOR

     Under an administration agreement dated [_____], 2007, Highland provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to [___]% of the average daily value of the Fund's Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated [______], 2007, Highland has
delegated  certain  administrative  functions to [          ] at an annual rate,
payable by Highland,  of [___]% of the average daily value of the Fund's Managed
Assets. [          ] has its principal office at [                         ].

DISTRIBUTIONS

     Commencing with the Fund's initial distribution, the Fund intends to make regular quarterly cash distributions of all or substantially all of its investment company taxable income to common shareholders. Subject to market conditions, we expect to declare the initial quarterly distribution on the Fund's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly distribution approximately 60 to 90 days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income. The Fund may pay capital gain distributions annually, if available.

     Various factors will affect the level of the Fund's current income and current gains. To permit the Fund to maintain more stable quarterly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant quarter or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund's net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund's Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions declared for your common shares of
the Fund will be  automatically  reinvested by [          ] (the "Plan  Agent"),
agent for shareholders in administering the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares
are held in street or other nominee name, then to such nominee) by [          ],
as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by
contacting  [          ], as distribution  disbursing  agent, at the address set
forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you.

       The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

     If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

     If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-distribution" basis or 120 days after the payment date for such distribution, whichever is sooner (the "last purchase date"), to invest the distribution amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the "ex-distribution" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the

Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See the section "Tax Matters" for more information. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent
at [                             ].

                        DESCRIPTION OF CAPITAL STRUCTURE

COMMON SHARES

     The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of [_____], 2007. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

     The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Fund has no present intention of offering any additional shares and common shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's board of trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund's common shares are expected to be listed on the New York Stock Exchange under the symbol "[___]." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See "Summary of Fund Expenses."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

     The Agreement and Declaration of Trust provides that the Fund's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on Preferred Shares have been paid, unless asset coverage (as defined in the 1940
Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

     VOTING RIGHTS. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares

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

outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

       THE DISCUSSION ABOVE DESCRIBES THE POSSIBLE OFFERING OF PREFERRED SHARES BY THE FUND. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering and may fix the terms of the Preferred Shares to be offered.

OTHER SHARES

     The board of trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

CREDIT FACILITY

     If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third (33 1/3%) of the Fund's total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments.

     In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act.

The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.

       ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF FUND

     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees and at least 80% of the Continuing Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. Continuing Trustees means any member of the board of trustees who either (a) has been a member of the board of trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (b) was nominated to serve as a member of the board of trustees by a majority of the then Continuing Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

     The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees and at least 80% of the Continuing Trustees as defined above, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the

Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and its policies and strategies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees and 80% of the Continuing Trustees as defined above.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund's Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.

                           CLOSED-END FUND STRUCTURE

     The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value" (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees

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

might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                           REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any borrowings or Preferred Shares outstanding, if any. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the common shares are traded.

                                 NET ASSET VALUE

     The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

VALUATIONS

     The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the board of trustees:

     (i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund's loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

     (ii) Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

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

     (iii) Listed options, or over-the-counter options for which representative brokers' quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

     (iv) The Fund's non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Fund's board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Fund's board of trustees.

     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Investment Adviser deems relevant.

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

     The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

     As a regulated investment company, the Fund generally will not be subject to United States federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of (i) the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income, other than any net capital

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

gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

TAXATION OF SHAREHOLDERS

     Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met)
(i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum United States federal rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned common shares of the Fund. The maximum United States federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in a taxable year beginning before January 1, 2011.

     If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).

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

     Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     The sale or other disposition of common shares of the Fund will generally result in gain or loss to you, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss you realize on a sale or exchange of common shares of the Fund will be disallowed if you acquire other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

     The Fund is required in certain circumstances to withhold, for federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate shareholders who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     "Interest-related dividends" and "short-term capital gain dividends" that the Fund properly designates as such are exempt from the federal withholding tax of 30% (or lower treaty rate) that otherwise generally would apply to dividends it pays to most foreign shareholders. "Interest-related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest on deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The withholding exemption generally applies with respect to the Fund's taxable years beginning before January 1, 2008.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI. Shareholders are urged to consult their tax advisers regarding specific questions as to United States federal, foreign, state, local income or other taxes.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN AFFILIATIONS

     Highland is currently affiliated with Nexbank, a NASD, Inc. ("NASD") member broker-dealer that is indirectly controlled by the principals of Highland. Part of the estimated offering and organizational expenses of $[______] includes a reimbursement to Nexbank of up to [___]% (which will be up to $[____]) for distribution assistance. Nexbank will provide distribution assistance in connection with the sale of the common shares of the Fund by coordinating the "road show," and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, Nexbank's representatives, who are internal or external wholesalers registered with the NASD through Nexbank, will participate and engage in the road show by giving presentations about the Fund to branch offices of the underwriters. The payment by the Fund to Nexbank of $[______] will be used solely to pay for the compensation to such wholesalers, Nexbank's assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse Nexbank for the reasonable out-of-pocket expenses related to the road show. With the exception of the foregoing, Nexbank will not receive any compensation for its distribution assistance in connection with this offering and, absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that the Fund may incur in agency transactions with Nexbank may be more or less than what would be paid in an arms-length transaction.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     The  Custodian of the assets of the Fund will be [                       ].
The Custodian will perform custodial,  fund accounting and portfolio  accounting
services.  [                           ] will serve as the Fund's transfer agent
with respect to its common shares.

     [                         ] serves as the Fund's dividend disbursing agent,
as agent under the Fund's Plan and as transfer agent and registrar for the common shares of the Fund.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the purchase agreement dated , 2007, each Underwriter named below, for which [ ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

                                                               NUMBER OF
                          UNDERWRITER                        COMMON SHARES
                                                         ---------------------














                                                         ---------------------

 Total
                                                         =====================



     The purchase agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

     The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "1933 Act") or to contribute payments the Underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

     The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per common share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession, and discount may be changed. Investors must pay for any common shares purchased through the initial public offering on or before , 2007.

     The following table shows the public offering price, estimated offering expenses, sales load and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                  PER SHARE       WITHOUT OPTION     WITH OPTION
Public offering price              $20.00         $                  $
Sales load                         $  .90         $                  $
Estimated offering expenses        $  .04         $                  $
Proceeds, after expenses,
  to the Fund                      $19.06         $                  $

     The expenses of the offering are estimated at $ and are payable by the Fund. The Investment Adviser has agreed to pay the amount by which the Fund's offering expenses (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed $.04 per common share (the "Reimbursement Cap").

OVERALLOTMENT OPTION

     The Fund has granted to the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any
overallotments.   If  the  Underwriters  exercise  this  option,  each  will  be obligated,  subject  to  conditions  contained  in the  purchase  agreement,  to purchase a number of additional common shares proportionate to that Underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the common shares is complete, the Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, or maintain, that price.

     If the Underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize the price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Plan.

     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

     One or more of the Underwriters of the common shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

     The common shares will be sold in such a manner as to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

ADDITIONAL COMPENSATION TO BE PAID BY INVESTMENT ADVISER TO AN UNDERWRITER

       [TBD]

OTHER RELATIONSHIPS

       [TBD]

                                 LEGAL MATTERS

     Certain legal  matters in connection  with the common shares will be passed
upon  for  the  Fund  by  Kirkpatrick  &  Lockhart  Preston   Gates  Ellis  LLP,
Washington, DC and for the underwriters by [________], [New York, New York].

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [                  ] serves as the independent registered public accounting
firm of the Fund and will annually audit the financial statements of the Fund. [_________________] is located at [________].

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements, and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at
http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Commission.

     The Fund expects the common shares to be listed on the NYSE under the symbol "[ ]." Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

     This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the Fund to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus.

                          TABLE OF CONTENTS OF THE SAI

                                 [TO BE ADDED]

     Until , 2007, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                     SHARES

                           HIGHLAND EVENT DRIVEN FUND
                      COMMON SHARES OF BENEFICIAL INTEREST
                                $20.00 PER SHARE
                                   PROSPECTUS
                                     , 2007

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                              DATED [_____], 2007




                           HIGHLAND EVENT DRIVEN FUND

                      Statement of Additional Information

  HIGHLAND EVENT DRIVEN FUND (THE "FUND") IS A NEWLY ORGANIZED, NON-DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (THE "1940 ACT") WITH NO OPERATING HISTORY. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS RELATING THERETO DATED [_____], 2007. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING COMMON SHARES, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING SUCH SHARES. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-877-665-1287. YOU MAY ALSO OBTAIN A COPY OF THE PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV). CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS STATEMENT OF ADDITIONAL INFORMATION HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.

                               TABLE OF CONTENTS



                                                                            PAGE

Use of Proceeds...............................................................
Investment Restrictions.......................................................
Additional Investment Information.............................................
Management of the Fund........................................................
Portfolio Transactions and Brokerage..........................................
Repurchase of Common Shares...................................................
Tax Matters...................................................................
Experts.......................................................................
Additional Information........................................................
Report of Independent Registered Public Accounting Firm.......................
Statement of Assets and Liabilities...........................................
Statement of Operations.......................................................
Statement of Changes in Net Assets............................................
Notes to Financial Statements.................................................
Appendix A Ratings of Investments.............................................
Appendix B Proxy Voting Procedures............................................


        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [_____], 2007.

                                USE OF PROCEEDS

  Pending investment in securities that meet the Fund's investment objective and its policies and strategies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques - Short-Term Debt Securities." We currently anticipate that the Fund will be able to invest primarily in securities that meet the Fund's investment objective and its policies and strategies within approximately three months after the completion of this offering.

                            INVESTMENT RESTRICTIONS

  Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a "majority of the outstanding"(1) common shares and any Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

     (1) invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in any single industry or group of industries, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

     (2) issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund's total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund's total assets;

     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

     (5) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets; or

     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

  As currently relevant to the Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred shares and for borrowings exceeding 5% of the Fund's assets (excluding temporary borrowings).

  In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Fund's investments must meet certain diversification requirements. See "Tax Matters."

  The percentage limitations applicable to the Fund's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

----------

(1) When used with respect to shares of the Fund, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                       ADDITIONAL INVESTMENT INFORMATION

  The following information supplements the discussion of the Fund's investment objective and it policies and strategies that are described in the prospectus.

SHORT-TERM DEBT SECURITIES

  For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

     (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Highland monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Highland does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Highland will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

EQUITY SECURITIES

  The  Fund  may  invest  in  equity  securities  including  preferred   stocks,
convertible securities, warrants and depository receipts.

  PREFERRED  STOCK.   Preferred  stock  has  a  preference  over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

  WARRANTS. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

  DEPOSITORY RECEIPTS. The Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.

DERIVATIVE TRANSACTIONS AND RISK MANAGEMENT

  Consistent with its investment objective and its policies and strategies set forth in the prospectus, the Fund may also enter into certain risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Fund to manage them successfully will depend on Highland's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Fund may use are described below. Although the Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Fund may seek to use these strategies in certain circumstances. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.

  OPTIONS. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

  If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

  The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

  FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

  Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

  Limitations on Use of Futures and Options on Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Fund's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

  FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

  The Fund may engage in various forward currency contract strategies:

  o The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

  o The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

  o The Fund may also purchase forward currency contracts to enhance total return when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

  o The Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

  o The Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Fund's existing investments are denominated.

  o The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

  o The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

  o When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

  OPTIONS ON FOREIGN CURRENCIES. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.


  As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-{a`}-vis the U.S. dollar) historically have a high degree of positive correlation.

  CURRENCY FUTURES AND OPTIONS THEREON. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.


  The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

  CALLS AND PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

  The Fund may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

  INTEREST RATE TRANSACTIONS. Among the Derivative Transactions in which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

  The Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. Highland and the Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  CREDIT DERIVATIVES. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Highland is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Highland is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

  SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.

  Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

  DERIVATIVE TRANSACTIONS PRESENT CERTAIN RISKS. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Derivative Transactions will depend on the Investment Adviser's and the sub-adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.

  REGULATORY CONSIDERATIONS. The Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Derivative Transactions. See "Tax Matters."

EXCHANGE TRADED FUNDS

  Subject to the limitations on investment in other investment companies under the 1940 Act, the Fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

CREDIT-LINKED NOTES

  The Fund may invest in credit-linked notes ("CLNs") for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

RESTRICTED AND ILLIQUID SECURITIES

  Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

PAY-IN-KIND BONDS

  The Fund may invest in Pay-in-kind, or "PIK" bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

MEZZANINE INVESTMENTS

  The Fund may invest in certain high-yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high-yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Highland to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for

Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

STRUCTURED INVESTMENTS

  The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

  The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

DEFERRED PAYMENT OBLIGATIONS

  The Fund may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DOLLAR ROLL TRANSACTIONS

  To take advantage of attractive opportunities in the bond market, the Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, it will designate on its books and records cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Fund's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its Managed Assets.

  Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

ZERO COUPON SECURITIES

  The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust's distribution obligations, in which case the Trust will forego the purchase of additional income producing assets with these funds.

         ADDITIONAL RISKS REGARDING INVESTMENT POLICIES AND TECHNIQUES

EXCHANGE-LISTED OPTION RISKS

  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

OVER-THE-COUNTER OPTION RISK

  The Fund may write (sell) unlisted OTC Options, and options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC Options. OTC Options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC Options. The OTC Options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund's ability to terminate the OTC Options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In such a case, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option position.

INDEX OPTION RISK

  The Fund intends to sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

RISKS OF FOREIGN CURRENCY AND CURRENCY TRANSACTIONS

  The Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Fund to the risks of foreign currency movements and other risks. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

DIVIDEND RISK

  Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

INITIAL PUBLIC OFFERINGS (IPOS) RISK

  The Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund, subject to the Fund's option writing strategy. However, there is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

ARBITRAGE RISKS

  The Fund will engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Fund's portfolio in the manner necessary to employ successfully the Fund's strategy.

                             MANAGEMENT OF THE FUND

TRUSTEES

  The board of trustees provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The board of trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The names and ages of the trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they hold are shown below. The business address of the Fund, Highland and their board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.

                                                                        NUMBER OF
                                                        PRINCIPAL      PORTFOLIOS IN
                                 TERM OF OFFICE AND   OCCUPATION(S)    HIGHLAND FUND        OTHER
                    POSITION     LENGTH OF TIME        DURING PAST     COMPLEX OVERSEEN DIRECTORSHIPS/
 NAME AND AGE       WITH FUND      SERVED(1)           FIVE YEARS      BY TRUSTEE(2)    TRUSTEESHIPS HELD
 ------------       ---------      ---------           ----------      -------------    -----------------

                                          TRUSTEE/OFFICER(3)
R. Joseph Dougherty Sole Initial Trustee since      Senior Portfolio     [__]           None
(Age 36).......     Trustee,     [____], 2007       Manager of the
                    Chief                           Investment Adviser
                    Executive                       since 2000.
                    Officer,
                    President,
                    Chief
                    Financial
                    Officer
                    (Principal
                    Accounting
                    Officer),
                    and
                    Treasurer

                              OFFICER


                                                                 PRINCIPAL
                                   TERM OF OFFICE AND          OCCUPATION(S)
                        POSITION     LENGTH OF TIME             DURING PAST
     NAME AND AGE      WITH TRUST        SERVED                 FIVE YEARS
     ------------      ----------        ------                 ----------
M. Jason Blackburn
 (Age 30)......    Secretary      Indefinite Term and   Assistant Controller of the
                                  Officer since [____], Investment Adviser since
                                  2007                  November 2001; Treasurer and
                                                        Secretary of the funds in the
                                                        Highland Fund Complex.


----------------

(1) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Dougherty is expected to stand for re-election in [____].

(2) The Highland Fund Complex consists of the following funds: Highland Credit Strategies Fund, Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland
    Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street[(R)] High Income Portfolio Inc., Prospect Street[(R)] Income Shares Inc., Highland Equity Opportunities Fund, Highland High Income Fund, Highland Income Fund and Highland Distressed Opportunities, Inc. (each a "Highland Fund" and collectively the "Highland Funds").

(3) Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Investment Adviser.




COMPENSATION OF TRUSTEES

   The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The trustees who are members of the Highland organization receive no compensation from the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's fiscal year ending December 31, 2007, assuming the Fund will have been in existence for the remainder of its fiscal year.

                                                     AGGREGATE
                                                     COMPENSATION       TOTAL COMPENSATION FROM THE FUND
NAME OF TRUSTEE                                      FROM THE FUND       AND HIGHLAND FUND COMPLEX(1)
---------------                                     ---------------     ---------------------------------
TRUSTEE
 R. Joseph Dougherty................................   $     0                    $    0

__________

(1) Represents the total compensation to be earned by that person during the calendar year ending [December 31, 2006] from the registered investment companies advised by Highland.

                                                       DOLLAR RANGE       AGGREGATE DOLLAR RANGE OF EQUITY
                                                        OF EQUITY         SECURITIES OVERSEEN BY TRUSTEES
                                                       SECURITIES          IN IN THE FAMILY OF REGISTERED
NAME OF TRUSTEE                                        THE FUND(1)             INVESTMENT COMPANIES(1)
---------------                                        -----------             -----------------------
TRUSTEE
 R. Joseph Dougherty..................................    $0                          [Over $100,000]

----------

(1) As of [_______], 2007, the trustees do not own shares in the Fund as the Fund has not commenced operations.

COMMITTEES

  In connection with the board of trustee's responsibility for the overall management and supervision of the Fund's affairs, the trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. To fulfill these duties, the Fund will have four committees: an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.

  The Audit Committee consists of [_____________]. The Audit Committee acts according to the Audit Committee charter. [________] has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) providing assistance to the board of trustees of the Fund in connection with its oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The board of trustees of the Fund has determined that the Fund has one audit committee financial expert serving on its Audit Committee, [_________], who is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

  The Nominating Committee's function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of [____________].

  The Litigation Committee's function is to seek to address any potential conflicts of interest between or among the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee comprised of [_________].

  The Qualified Legal Compliance Committee (the "QLCC") is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Commission on behalf of the Fund. The QLCC is comprised of [________].

  As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year.

  Prior to this offering, all of the outstanding shares of the Fund were owned by Highland.

PROXY VOTING POLICIES AND PROCEDURES

  The board of trustees of the Fund has delegated the voting of proxies for Fund securities to Highland pursuant to Highland's proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of Highland's proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Fund's proxy voting record for the most recent 12-month period ending June 30 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission's web site (http://www.sec.gov).

CODES OF ETHICS

  The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATION SERVICES

  Pursuant to the Fund's administration services agreement, Highland will perform the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary Fund statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Fund's federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Fund and its contractual service providers; (v) coordinate printing of the Fund's annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Fund's compliance with Internal Revenue Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Fund's counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act for the officers and trustees of the Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and trustees' and officers'/errors and omissions insurance policies for the Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act as such bond and policies are approved by the Fund's board of trustees; (xii) monitor the Fund's assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Fund's calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Fund office space in the offices of Highland, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Fund; (xviii) assist the Fund in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Fund's other service providers; (xx) determine or oversee the determination and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Fund ees; (xxi) oversee the maintenance by the Fund's custodian and transfer agent and distribution disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Fund; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Fund's shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of distribution notices to shareholders; and provide the Fund's distribution disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's distribution reinvestment plan; (xxiv) serve as liaison between the Fund and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Fund with respect to its duties and obligations set forth in the administration services agreement.

PORTFOLIO MANAGERS

  The portfolio managers of the Fund are James Dondero and Mauricio Chavarriaga.

OTHER ACCOUNTS MANAGED

  As of [_____], 2007, James Dondero managed the following client accounts:

                                                                   NUMBER OF
                                                                   ACCOUNTS       ASSETS
                                                                   SUBJECT TO A SUBJECT TO A
                                              NUMBER OF  ASSETS OF PERFORMANCE  PERFORMANCE
TYPE OF ACCOUNT                               ACCOUNTS   ACCOUNTS     FEE           FEE
Registered Investment Companies..............           $                       $
Other Pooled Investment Vehicles.............           $                       $
Other Accounts...............................           $                       $

  As of [_____], 2007, Mauricio Chavarriaga managed the following client accounts:

                                                                   NUMBER OF
                                                                   ACCOUNTS       ASSETS
                                                                   SUBJECT TO A SUBJECT TO A
                                              NUMBER OF  ASSETS OF PERFORMANCE  PERFORMANCE
TYPE OF ACCOUNT                               ACCOUNTS   ACCOUNTS     FEE           FEE
Registered Investment Companies..............           $                       $
Other Pooled Investment Vehicles.............           $                       $
Other Accounts...............................           $                       $

CONFLICTS OF INTEREST

  The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.


  The Investment Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts.

  The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

  While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser's fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

  Under current Commission regulations, the Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Adviser in certain private placements in which the Investment Adviser negotiates non-pricing terms.

COMPENSATION

  The Investment Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers' underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Adviser such as Option It Plan and the Long-Term Incentive Plan.

BASE COMPENSATION

  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION

  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

  OPTION IT PLAN. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Highland.

  LONG TERM INCENTIVE PLAN. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland through the use of Long-Term Incentive Units.

  Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

  The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

OTHER

  On [______], 2007, [Highland] invested seed capital of $100,000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  In placing portfolio transactions for the Fund, the Investment Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Investment Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Investment Adviser may be a party. Neither the Fund nor the Investment Adviser has adopted a formula for allocation of the Fund's investment transaction business. The Investment Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Investment Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's board of trustees from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Investment Adviser in connection with its services to other clients.

  On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                          REPURCHASE OF COMMON SHARES

  The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

  Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

  Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive distributions from the Fund), or as a registered closed-end investment company under the 1940 Act;
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and its policies and strategies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

  The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

  Before deciding whether to take any action if the common shares trade below net asset value, the Fund's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

  The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's common shares by shareholders that are U.S. persons, as defined for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

  THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE, AND YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO YOU OF INVESTING IN THE FUND.

TAXATION OF THE FUND

  The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of: (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

  As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of:
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of:
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Provided that shareholders satisfy certain holding period and other requirements with respect to their common shares, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

  Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or
(vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

  If the Fund purchases common shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such common shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income.

  If the Fund invests in the common shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, such as investments in debt securities that have original issue discount, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

  Dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

TAXATION OF U.S. SHAREHOLDERS

  The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

  Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your common shares. All other distributions paid to you by the Fund (including distributions from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income. The Fund does not expect that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of the Fund distributions.

  Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, the Fund does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.

  Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

  Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

  The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

  The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

  If you sell or otherwise dispose of common shares of the Fund (including by exchanging them for common shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such common shares of the Fund and the amount you receive upon disposition of such common shares. If you hold your common shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

  Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

  Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.

  The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder's correct taxpayer identification number (in the case of an individual, generally, such individual's social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

TAXATION OF NON-U.S. SHAREHOLDERS

      Any non-U.S. investor (any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and is subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      Also, interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined precisely at fiscal year end. As a consequence, the financial institution or intermediary through which you hold your Fund shares may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

      It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by the financial institution or intermediary through which you hold your Fund shares that have assumed tax reporting responsibilities for this income due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

      Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      A Fund may invest in equity securities of corporations that invest in U.S. real property, including real estate investment trusts ("REITs"). The sale of a U.S. real property interest ("USPRI") by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company ("RIC") such as the Fund, as follows. If the RIC is classified as a qualified investment entity (defined as a RIC if, in general, more than 50% of its assets consists of interests in REITs and U.S. real property holding corporations) and you are a non-U.S. shareholder that owns more than 5% of a class of the RIC's shares at any time during the one-year period ending on the date of the distribution, RIC distributions to you would be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of a RIC classified as a qualified investment entity, distributions to you attributable to gain realized by the RIC from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate. Because the Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in USRPIs, the Fund does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

      Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless U.S. estate tax.

      An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. A partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

      The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

                                    EXPERTS

  The Statement of Assets and Liabilities of the Fund as of [_____], 2007 appearing in this Statement of Additional Information have been audited by [ ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [ ] provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

  A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM [TO BE FILED BY
                             SUBSEQUENT AMENDMENT]

   STATEMENT OF ASSETS AND LIABILITIES [TO BE FILED BY SUBSEQUENT AMENDMENT]

      NOTES TO FINANCIAL STATEMENTS [TO BE FILED BY SUBSEQUENT AMENDMENT]

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

  STANDARD & POOR'S CORPORATION - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  o Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  o  Nature of and provisions of the obligation; and

  o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

 AAA

  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA

  An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 A

  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 BBB

  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 BB, B, CCC, CC, AND C

  Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 B

  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

 CCC

  An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

 CC

  An obligation rated "CC" is currently highly vulnerable to nonpayment.

 C

  A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

 D

  An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 PLUS (+) OR MINUS (-)

  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

 NR

  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

 A-1

  A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

 A-2

  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 A-3

  A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 B

  A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 B-1

  A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

 B-2

  A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

 B-3

  A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

 C

  A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



 D

  A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

 i

  This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

 L

  Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

 P

  This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

 pi

  Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

 pr

  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

PRELIMINARY

  Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

  o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor`s reserves the right not to issue a final rating.

  o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

 t

  This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

 *

  This symbol indicated continuance of the ratings is contingent upon Standard & Poor`s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

 c

  This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

 q

  A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

 r

  The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

  MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

 Aaa

  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

 Aa

  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

 A

  Obligations rated A are considered upper medium-grade and are subject to low credit risk.

 Baa

  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

 Ba

  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

 B

  Obligations rated B are considered speculative and are subject to high credit risk.

 Caa

  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

 Ca

  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

 C

  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  o  Notes allowing for negative coupons, or negative principal

  o Notes containing any provision that could obligate the investor to make any additional payments

  o  Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM RATINGS:

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

  Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

 P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

 P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

 P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

 NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE:   Canadian  issuers  rated  P-1 or P-2  have  their  short-term  ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                       HIGHLAND CAPITAL MANAGEMENT, L.P.


1.    Application; General Principles


1.1 These policies apply to securities held in Client accounts as to which the above-captioned investment adviser (the "COMPANY") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.


1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.


2.    Voting; Procedures


2.1 To provide centralized management of the proxy voting process, the Company shall establish a Proxy Voting Committee.


2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one or more portfolio managers and one or more representatives of the legal/compliance area.


2.1.2 The Proxy Voting Committee shall:

      o supervise the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such Clients;

      o determine how to vote proxies relating to issues not covered by these policies; and

      o determine when the Company may deviate from these policies.


2.2 The Proxy Voting Committee shall cause proxies to be voted in the best interests of the Client.


2.2.1 For Clients that are registered investment companies or business development companies ("Funds"), where a material conflict of interest has been identified the Company shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board of Directors. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Board of Directors.


2.2.2 For Clients other than Funds, where a material conflict of interest has been identified the Proxy Voting Committee shall disclose the conflict to the Client and advise the Client that its securities will be voted only upon the Client's written direction.


2.3 The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.4 The Company's "Covered Persons" (as defined in the Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) will not vote proxies in respect of securities in which such Covered Persons (and certain other persons as described in the Code of Ethics) have a beneficial interest contrary to the Company's votes on behalf of Clients.


3.    Conflicts of Interest


3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these policies:


3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.


3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.


3.1.3 The issuer is an entity in which an officer or director of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years.


3.1.4 The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1 million through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).


3.1.5 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.


3.1.6 Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.


3.2   Notwithstanding the foregoing, a conflict of interest described in Section
      3.1 shall not be considered material for the purposes of these policies in respect of a specific vote or circumstance if:


3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.


3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.


4.    Recordkeeping and Retention


4.1 The Company shall retain records relating to the voting of proxies, including:


4.1.1 Copies of these policies and any amendments thereto.


4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.


4.1.3 Records of each vote cast by the Company on behalf of Clients.


4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.


4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.


4.3 The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

                                     PART C

                                Other Information

Item 25.   Financial Statements And Exhibits
--------------------------------------------

Financial Statements

Part A -- None.

Part B - Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities and Notes to Financial Statements. (1)

EXHIBITS

         (a)      Agreement and Declaration of Trust (1)

         (b)      By-Laws (1)

         (c)      Not applicable

         (d)      Not applicable

         (e)      Form of Dividend Reinvestment Plan (1)

         (f)      Not applicable

         (g)      Form of Investment Advisory Agreement (1)

         (h)      Form of Underwriting Agreement (1)

         (i)      Not applicable

         (j)      Form of Custodian Services Agreement (1)

         (k)(1)   Form of Transfer Agency Services Agreement (1)

         (k)(2)   Form of Administration Services Agreement (1)

         (k)(3)   Form of Sub-Administration Services Agreement (1)

         (k)(4)   Form of Accounting Services Agreement (1)

         (k)(5)   Form of Marketing and Structuring Fee Agreement (1)

         (l)      Opinion and Consent of Counsel to the Registrant (1)

         (m)      Not applicable

         (n)      Independent Registered Public Accounting Firm Consent (1)

         (o)      Not applicable

         (p)      Subscription Agreement (1)

         (q)      Not applicable

         (r)(1)   Code of Ethics of the Registrant (1)

         (r)(2)   Code of Ethics of the Investment Adviser (1)

-------------------------------------
(1)  To be filed by amendment.

Item 26.   Marketing Arrangements
---------------------------------

Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.


Item 27.   Other Expenses Of Issuance And Distribution
------------------------------------------------------

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

     Registration fee                                         $
     NYSE listing fee                                         $
     Printing                                                 $
     Engraving and printing certificates                      $
     Accounting fees and expenses related to the offering     $
     Legal fees and expenses related to the offering          $
     NASD fee                                                 $
     Miscellaneous (i.e., travel) related to the offering     $
                                                              ------------------
     Total                                                    $


Item 28.   Persons Controlled By Or under Common Control With The Registrant
----------------------------------------------------------------------------

         None.


Item 29.   Number Of Holders Of Shares
--------------------------------------

         As of [           ]

         -----------------------------------------------------------------------
         Title Of Class                                 Number Of Record Holders
         -----------------------------------------------------------------------
         Shares of Beneficial Interest
         -----------------------------------------------------------------------


Item 30.   Indemnification
--------------------------

Reference is made to the Agreement and Declaration of Trust to be filed by amendment to this registration statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.   Business And Other Connections Of Investment Advisor
---------------------------------------------------------------

Highland Capital Management, L.P. has not engaged in any other substantial business since January 1, 2005 other than that disclosed under "Management of the Fund" in each of the prospectus and the Statement of Additional Information. Information as to other businesses, professions, vocations or employment of a substantial nature engaged in by each partner and executive officer of Highland Capital Management, L.P. is set forth in its Form ADV, as filed on the Commission's website (File No. 801-54874) and is incorporated herein by reference.

Item 32.   Location Of Accounts And Records
-------------------------------------------

The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Item 33.   Management Services
------------------------------

Not Applicable.

Item 34.   Undertakings
-----------------------

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.

(4)  Not applicable.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, as of the 20th day of July, 2007.

                                          /s/ R. Joseph Dougherty
                                          -------------------------------------
                                          R. Joseph Dougherty
                                          Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of the 20th day of July, 2007.

Name                                      Title
----                                      -----

/s/ R. Joseph Dougherty                   Trustee, Chief Executive Officer
-----------------------                   and President,
R. Joseph Dougherty                       Chief Financial Officer (Principal
                                          Accounting Officer) and
                                          Treasurer